SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 1,2000
                                                 -------------------------------

                     Cornerstone Internet Solutions Company
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-13360              22-3272662
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(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)      Identification No.)


                584 Broadway, Suite 509, New York, New York 10012
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 343-3920


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.           Other Events.
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                  On March 1, 2000. Cornerstone Internet Solutions Company (the
"Company") announced that its subsidiary B2BGalaxy.com Inc. ("B2B") has raised more than $14,000,000 of privately-placed equity financing. B2B anticipates raising a total of $15,000,000 in the private offering.

                  A copy of the press release announcing the foregoing is being filed as an exhibit to this Form 8-K.

                  The Company is also negotiating with a nationally recognized investment banking firm to serve as the Company's exclusive financial advisor for a period of 12 months.

                  This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those projected in the forward-looking statements. In light of significant uncertainties inherent in forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
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                  Exhibit 99.1 - Press Release dated March 1, 2000.

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CORNERSTONE INTERNET SOLUTIONS COMPANY



Dated: March 2, 2000                      By: /s/ Andrew Gyenes
                                              ----------------------------------
                                          Name:  Andrew Gyenes
                                          Title: Chairman of the Board of
                                                 Directors